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                      MUNIYIELD NEW YORK INSURED FUND, INC.

                    MUNIYIELD NEW YORK INSURED FUND II, INC.


          SUPPLEMENT DATED DECEMBER 7, 1999 TO THE PROXY STATEMENT AND
                        PROSPECTUS DATED NOVEMBER 9, 1999

         The information regarding the New York Stock Exchange ticker symbols for the common stock of each of the funds was incorrectly stated on page 2 of the Proxy Statement and Prospectus. The correct ticker symbols are "MYN" for MuniYield New York Insured Fund, Inc. and "MYT" for MuniYield New York Insured Fund II, Inc. After the Reorganization, the Common Stock of the surviving fund, MuniYield New York Insured Fund, Inc., will continue to be listed on the New York Stock Exchange under the symbol "MYN."